Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FOURTH QUARTER AND FULL YEAR 2009 RESULTS

Company Achieves Fourth Quarter Revenues of $194.5 Million;

Posts $695.2 Million in Revenue for 2009

ALISO VIEJO, Calif., February 2, 2010 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the fourth quarter and year ended December 31, 2009. For the quarter, total revenues were $194.5 million, a 3.5% decrease compared to the prior year’s fourth quarter revenue of $201.6 million. For the year, total revenues in fiscal 2009 were $695.2 million, a 5.5% decrease compared to $735.4 million in fiscal 2008. Operating margins increased to 23.4% and 12.0% for the three and twelve months ended December 31, 2009, respectively, as compared to 19.7% and 11.1% for the three and twelve months ended December 31, 2008, respectively. On a non-GAAP basis, operating margins were 24.8% and 22.4% for the three and twelve months ended December 31, 2009, respectively.

Quest Software’s cash and investments at December 31, 2009, totaled $383.0 million, an increase of $21.0 million over the comparable balance at September 30, 2009. Quest Software generated cash flow from operations of $36.7 million in the fourth quarter of 2009.

“Overall, these results demonstrate our success through the year in expanding operating margins and delivering high-value solutions to our customers,” said Doug Garn, President and CEO of Quest Software. “We believe that we are entering 2010 with positive momentum in our existing and new markets and we remain enthusiastic in our ability to capitalize on the investments that we made in our people, products and infrastructure.”

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 2 of 10

GAAP Results

Quest Software’s net income for the fourth quarter of 2009 was $37.0 million, or $0.40 per fully diluted share. This compares to net income of $29.2 million, or $0.28 per share on a fully diluted basis, for the fourth quarter of 2008. Operating margins increased year-over-year from 19.7% to 23.4% in the fourth quarter, resulting in operating income of $45.5 million, which compares to $39.6 million for the corresponding period in 2008. Net income for the year ended December 31, 2009 was $70.4 million, or $0.75 per fully diluted share, versus net income of $68.0 million, or $0.64 per fully diluted share, for fiscal year 2008.

Non-GAAP Results

On a non-GAAP basis, net income for the fourth quarter of 2009 was $36.9 million, or $0.40 per fully diluted share. This compares to non-GAAP net income of $39.5 million, or $0.38 per share on a fully diluted basis, for the fourth quarter of 2008. The non-GAAP operating margin was 24.8% in the fourth quarter of 2009, resulting in non-GAAP operating income of $48.3 million, compared to non-GAAP operating margin and operating income of 26.1% and $52.6 million, respectively, for the corresponding period in 2008. For the year ended December 31, 2009, non-GAAP net income was $117.8 million, or $1.25 per fully diluted share. This compares to non-GAAP net income of $106.2 million, or $1.00 per fully diluted share, for the year ended December 31, 2008. The non-GAAP operating margin was 22.4% for fiscal year 2009, resulting in non-GAAP operating income of $155.6 million, compared to non-GAAP operating margin of 18.5% and non-GAAP operating income of $136.0 million for fiscal year 2008.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition-related costs, expenses and litigation loss provision associated with the pending settlement of the shareholder class action arising from Quest Software’s stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 3 of 10 understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Fourth Quarter and Full Year 2009 Conference Call Information

Quest Software will host a conference call today, Tuesday, February 2, 2010, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx. A webcast replay will be available on the same website through February 2, 2011. An audio replay of the conference call will also be available through February 9, 2010 by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 6033149.

About Quest Software, Inc.

Now more than ever, organizations need to work smart and improve efficiency. Quest Software creates and supports smart systems management products – helping our customers solve everyday IT challenges faster and easier. Visit www.quest.com for more information.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: risks associated with obtaining court approval of a stipulation of settlement of the shareholder class action, the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly reports on Form 10-Q for subsequent periods, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 4 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31		Twelve Months Ended December 31
	2009	2008	2009	2008
Revenues:
Licenses	$87,905	$92,955	$279,238	$334,083
Services	106,626	108,644	415,998	401,294

Total revenues	194,531	201,599	695,236	735,377
Cost of revenues:
Licenses	1,841	2,476	7,581	8,586
Services	15,661	15,489	58,528	62,060
Amortization of purchased technology	4,469	5,612	19,393	20,231

Total cost of revenues	21,971	23,577	85,502	90,877

Gross profit	172,560	178,022	609,734	644,500
Operating expenses:
Sales and marketing	76,211	77,889	272,944	312,493
Research and development	36,442	38,777	144,370	153,464
General and administrative	21,578	18,143	76,748	84,954
Amortization of other purchased intangible assets	3,235	3,572	13,159	11,302
In-process research and development	—	—	—	955
Litigation loss provision, net	(10,375)	—	19,025	—

Total operating expenses	127,091	138,381	526,246	563,168

Income from operations	45,469	39,641	83,488	81,332
Other income (expense), net	(789)	(3,355)	2,549	1,030

Income before income tax provision	44,680	36,286	86,037	82,362
Income tax provision	7,658	7,115	15,678	14,319

Net income	$37,022	$29,171	$70,359	$68,043

Net income per share:
Basic	$0.41	$0.28	$0.77	$0.65

Diluted	$0.40	$0.28	$0.75	$0.64

Weighted average shares:
Basic	90,105	103,781	91,926	104,192
Diluted	92,800	105,265	94,066	106,261

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 5 of 10

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs, expenses, including indemnification advances and settlement amounts, associated with litigation arising from Quest Software’s stock option investigation and the estimated tax effect related to each of these items. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 6 of 10

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed nor influenced by management after the grant.

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Acquisition related costs include expenses incurred for outside legal fees and costs and other professional fees.

•

Litigation expenses arising from Quest Software’s stock option investigation includes expenses incurred for outside legal fees and costs, consulting services and other professional fees, indemnification expenses for current and former directors and officers, and settlement amounts. Because these expenses are non-recurring and unique to the stock option investigation, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 7 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31		Twelve Months Ended December 31
	2009	2008	2009	2008
GAAP total cost of revenues	$21,971	$23,577	$85,502	$90,877
Amortization of purchased technology	(4,469)	(5,612)	(19,393)	(20,231)
Share-based compensation expense	(216)	(192)	(737)	(880)
Prepaid royalty impairment charge	—	(400)	—	(400)

Non-GAAP total cost of revenues	$17,286	$17,373	$65,372	$69,366

GAAP gross profit	$172,560	$178,022	$609,734	$644,500
Amortization of purchased technology	4,469	5,612	19,393	20,231
Share-based compensation expense	216	192	737	880
Prepaid royalty impairment charge	—	400	—	400

Non-GAAP gross profit	$177,245	$184,226	$629,864	$666,011

GAAP income from operations	$45,469	$39,641	$83,488	$81,332
Amortization of purchased technology	4,469	5,612	19,393	20,231
Amortization of other purchased intangible assets	3,235	3,572	13,159	11,302
Share-based compensation expense	3,813	3,013	15,178	18,235
Prepaid royalty impairment charge	—	400	—	400
Acquisition related costs	133	—	253	—
Professional fees related to our legal and indemnification expense relating to our previous restatement	1,542	331	5,153	3,566
In-process research and development	—	—	—	955
Litigation loss provision	(10,375)	—	19,025	—

Non-GAAP income from operations	$48,286	$52,569	$155,649	$136,021

GAAP net income	$37,022	$29,171	$70,359	$68,043
Amortization of purchased technology	4,469	5,612	19,393	20,231
Amortization of other purchased intangible assets	3,235	3,572	13,159	11,302
Share-based compensation expense	3,813	3,013	15,178	18,235
Prepaid royalty impairment charge	—	400	—	400
Acquisition related costs	133	—	253	—
Professional fees related to our legal and indemnification expense relating to our previous restatement	1,542	331	5,153	3,566
In-process research and development	—	—	—	955
Litigation loss provision	(10,375)	—	19,025	—
Impairment charge for cost method investments	—	2,001	—	2,001
Tax effect of these adjustments	(2,900)	(4,614)	(24,760)	(18,552)

Non-GAAP net income	$36,939	$39,486	$117,760	$106,181

GAAP net income per basic share	$0.41	$0.28	$0.77	$0.65
Amortization of purchased technology	0.05	0.05	0.21	0.19
Amortization of other purchased intangible assets	0.04	0.03	0.14	0.11
Share-based compensation expense	0.04	0.03	0.17	0.18
Prepaid royalty impairment charge	—	0.01	—	0.01
Acquisition related costs	0.00	—	0.01	—
Professional fees related to our legal and indemnification expense relating to our previous restatement	0.02	0.00	0.06	0.03
In-process research and development	—	—	—	0.01
Litigation loss provision	(0.12)	—	0.21	—
Impairment charge for cost method investments	—	0.02	—	0.02
Tax effect of these adjustments	(0.03)	(0.04)	(0.27)	(0.18)

Non-GAAP net income per basic share	$0.41	$0.38	$1.28	$1.02

Shares used in basic per share amounts	90,105	103,781	91,926	104,192

GAAP net income per fully diluted share	$0.40	$0.28	$0.75	$0.64
Amortization of purchased technology	0.05	0.05	0.21	0.19
Amortization of other purchased intangible assets	0.03	0.03	0.14	0.11
Share-based compensation expense	0.04	0.03	0.16	0.17
Prepaid royalty impairment charge	—	0.01	—	0.00
Acquisition related costs	0.00	—	0.00	—
Professional fees related to our legal and indemnification expense relating to our previous restatement	0.02	0.00	0.05	0.03
In-process research and development	—	—	—	0.01
Litigation loss provision	(0.11)	—	0.20	—
Impairment charge for cost method investments	—	0.02	—	0.02
Tax effect of these adjustments	(0.03)	(0.04)	(0.26)	(0.17)

Non-GAAP net income per fully diluted share	$0.40	$0.38	$1.25	$1.00

Shares used in fully diluted per share amounts	92,800	105,265	94,066	106,261

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 8 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Litigation Loss Provision	Total Operating Expenses
GAAP operating expenses	$76,211	$36,442	$21,578	$3,235	$(10,375)	$127,091
Amortization of other purchased intangible assets	—	—	—	(3,235)	—	(3,235)
Share-based compensation expense	(1,229)	(1,311)	(1,057)	—	—	(3,597)
Acquisition related costs	—	—	(133)	—	—	(133)
Professional fees related to our legal and indemnification expense relating to our previous restatement	—	—	(1,542)	—	—	(1,542)
Litigation loss provision	—	—	—	—	10,375	10,375

Non-GAAP operating expenses	$74,982	$35,131	$18,846	$—	$—	$128,959

	Three Months Ended December 31, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$77,889	$38,777	$18,143	$3,572	$—	$138,381
Amortization of other purchased intangible assets	—	—	—	(3,572)	—	(3,572)
Share-based compensation expense	(1,292)	(1,295)	(234)	—	—	(2,821)
Professional fees related to our legal and indemnification expense relating to our previous restatement	—	—	(331)	—	—	(331)
In-process research and development	—	—	—	—	—	—

Non-GAAP operating expenses	$76,597	$37,482	$17,578	$—	$—	$131,657

	Twelve Months Ended December 31, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Litigation Loss Provision	Total Operating Expenses
GAAP operating expenses	$272,944	$144,370	$76,748	$13,159	$19,025	$526,246
Amortization of other purchased intangible assets	—	—	—	(13,159)	—	(13,159)
Share-based compensation expense	(4,997)	(5,384)	(4,060)	—	—	(14,441)
Acquisition related costs	—	—	(253)	—	—	(253)
Professional fees related to our legal and indemnification expense relating to our previous restatement	—	—	(5,152)	—	—	(5,152)
Litigation loss provision	—	—	—	—	(19,025)	(19,025)

Non-GAAP operating expenses	$267,947	$138,986	$67,283	$—	$—	$474,216

	Twelve Months Ended December 31, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$312,493	$153,464	$84,954	$11,302	$955	$563,168
Amortization of other purchased intangible assets	—	—	—	(11,302)	—	(11,302)
Share-based compensation expense	(6,829)	(5,800)	(4,726)	—	—	(17,355)
Professional fees related to our legal and indemnification expense relating to our previous restatement	—	—	(3,566)	—	—	(3,566)
In-process research and development	—	—	—	—	(955)	(955)

Non-GAAP operating expenses	$305,664	$147,664	$76,662	$—	$—	$529,990

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 9 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	December 31
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$292,940	$215,895
Restricted cash	796	2,425
Short-term investments	90,109	632
Accounts receivable, net	157,534	153,892
Prepaid expenses and other current assets	32,178	17,362
Deferred income taxes	11,832	18,460

Total current assets	585,389	408,666
Property and equipment, net	70,051	77,394
Long-term investments	2,411	41,410
Intangible assets, net	76,072	104,567
Goodwill	670,481	655,777
Deferred income taxes	34,127	28,026
Other assets	26,607	29,819

Total assets	$1,465,138	$1,345,659

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,714	$3,798
Accrued compensation	45,831	45,079
Other accrued expenses	31,902	39,927
Loans payable	32,602	—
Deferred revenue	285,907	272,626

Total current liabilities	399,956	361,430

Long-term liabilities:
Deferred revenue	86,231	66,086
Income taxes payable	44,433	40,846
Loans payable	33,292	—
Other long-term liabilities	8,434	3,545

Total long-term liabilities	172,390	110,477

Total liabilities	572,346	471,907

Stockholders’ equity	892,792	873,752

Total liabilities and stockholders’ equity	$1,465,138	$1,345,659

Quest Software Reports Fourth Quarter and Full Year 2009 Results – page 10 of 10

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$37,022	$29,171	$70,359	$68,043
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,377	13,396	47,973	48,255
Compensation expense associated with share-based payments	3,812	2,800	15,178	17,106
Deferred income taxes	510	185	1,694	(236)
Unrealized (gain) loss on short-term investments and put options	(151)	642	(634)	642
Impairment losses on cost method investments	—	2,001	—	2,001
Excess tax benefit related to share-based compensation	(1,186)	(87)	(1,825)	(3,415)
Provision for bad debts	(48)	602	72	1,358
In-process research and development	—	—	—	955
Litigation loss provision	(10,375)	—	—	—
Other non-cash adjustments, net	312	578	251	578
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(31,808)	(44,578)	320	(6,915)
Prepaid expenses and other current assets	(4,640)	631	(4,674)	1,809
Other assets	969	1,334	2,656	986
Accounts payable	1,497	(137)	(491)	(1,694)
Accrued compensation	4,483	3,969	(3,208)	(3,871)
Other accrued expenses	(16,667)	(1,621)	(8,226)	(5,359)
Income taxes payable	5,131	2,192	(3,149)	(5,465)
Deferred revenue	37,159	26,442	33,426	37,113
Other liabilities	(702)	(73)	2,806	(40)

Net cash provided by operating activities	36,695	37,447	152,528	151,851
Cash flows from investing activities:
Purchases of property and equipment	(3,009)	(4,063)	(11,286)	(12,244)
Cash paid for acquisitions, net of cash acquired	(12,157)	(1,981)	(12,253)	(137,207)
Change in restricted cash	(196)	(58)	1,494	46,496
Purchases of cost method investments	—	—	(3,000)	(3,160)
Purchases of investment securities	(35,860)	—	(47,853)	(52,003)
Sales and maturities of investment securities	1,525	42,749	2,814	82,071

Net cash (used in) provided by investing activities	(49,697)	36,647	(70,084)	(76,047)
Cash flows from financing activities:
Proceeds from loans payable	—	—	68,428	—
Repayment of loans payable	(1,677)	—	(2,459)	—
Repurchase of common stock	(11,328)	(145,250)	(112,447)	(145,250)
Repayment of capital lease obligations	(70)	(51)	(263)	(256)
Cash paid for line of credit fees	—	—	(1,979)	—
Proceeds from the exercise of stock options	15,664	1,320	43,264	39,964
Excess tax benefit related to share-based compensation	1,186	87	1,825	3,415
Proceeds received from certain executive officers as part of our restatement remedial actions	—	—	—	200

Net cash provided by (used in) financing activities	3,775	(143,894)	(3,631)	(101,927)
Effect of exchange rate changes on cash and cash equivalents	(1,298)	5,204	(1,768)	6,450

Net (decrease) increase in cash and cash equivalents	(10,525)	(64,596)	77,045	(19,673)
Cash and cash equivalents, beginning of period	303,465	280,491	215,895	235,568

Cash and cash equivalents, end of period	$292,940	$215,895	$292,940	$215,895